Exhibit 99.2
California Student Aid Commission
     The California Student Aid Commission (“CSAC”) is the designated state student loan guaranty agency for the State of California, responsible for California’s participation in the Federal Family Education Loan Program (FFELP) pursuant to California Education Code Section 69760 et seq., and Section 428(c) of the Higher Education Act. CSAC’s role as a guaranty agency is to provide a source of credit to assist students in meeting their post-secondary education costs while attending eligible institutions of their choice. CSAC began guaranteeing student loans on April 1, 1979, and as of September 30, 2009, had cumulative principal guarantees outstanding of approximately $38.0 billion. As authorized under California law, in 1997 CSAC established EdFund, an auxiliary organization in the form of a nonprofit public benefit corporation to provide operational and administrative services related to CSAC’s participation in the FFELP. In May 2007, California proposed the sale of, or other alternative arrangement for, its student loan guarantee program. Chapter 182, Statutes of 2007 (Senate Bill 89) authorized California’s Director of Finance to act as an agent for the sale or alternative arrangement and gave the Director of Finance broad authority over California’s student loan guarantee program. Any sale or transfer of California’s guarantee program assets and liabilities requires the approval of the U.S. Secretary of Education. The U.S. Department of Education has indicated that it will not approve such a sale and that it plans to discontinue the agreements under which CSAC performs the role of state guaranty agency no later than October 31, 2010 and transfer those responsibilities to a new entity. As part of the FFELP, and pursuant to the 1998 Reauthorization Amendments to the Higher Education Act, California established the Federal Student Loan Reserve Fund, referred to as CSAC’s Federal Fund, and the Student Loan Operating Fund. CSAC’s liability pursuant to the FFELP, including any loan guarantees, is limited solely to the amounts contained in these two funds, and California has no obligation to replenish these funds if exhausted.
     As of September 30, 2009, CSAC’s Federal Fund and Operating Fund balances were as follows: CSAC’s Federal Fund had total assets of $123,921,251, total liabilities of $0 and total fund equity of $123,921,251; and CSAC’s Operating Fund had total assets of $103,684,751, total liabilities of $35,718,432 and total fund equity of $67,966,319.
     The information in the following tables has been provided by CSAC from reports provided by or to the U.S. Department of Education. CSAC has not verified, and makes no representation as to the accuracy or completeness of, the information compiled by the Department of Education or as to any calculations other than as required by federal regulation.
     Guaranty Volume. CSAC guaranteed the following amounts for the last five (5) fiscal years ending September 30 for which information is available, as follows:

FFELP Loan Volume
Fiscal Year	($ in millions)
2005	6,577
2006	6,878
2007	6,765
2008	8,226
2009	10,373
     As a result of the Health Care and Education Reconciliation Act of 2010, signed by President Obama on March 30, 2010, all new loans guaranteed and disbursed under the FFELP were eliminated and all federal student loans for higher education will be made directly by the federal government as of July 1, 2010, rather than by private lenders and guaranteed by a guaranty agency such as CSAC. As such, under current law, no new FFELP loan Guaranty Volume will occur after July 1, 2010. However, pending the outcome of any sale or alternative arrangement or termination of its agreement with the U.S. Department of Education, CSAC will continue to perform its obligations as the guaranty agency for the remaining outstanding loan portfolio.

     Reserve Ratio. Pursuant to 34 C.F.R. 682.419, CSAC’s reserve ratio (determined by dividing its fund balance by the total amount of loans outstanding) for the last five (5) fiscal years ending September 30 for which information is available, is as follows:

Fiscal Year	Reserve Ratio
2005	0.25
2006	0.25
2007	0.26
2008	0.27
2009	0.33
     As a result of the elimination of new FFELP loans, CSAC’s Reserve Ratio will be impacted by changes in fund balance and the declining outstanding loan portfolio balance.
     Recovery Rate. Pursuant to 34 C.F.R. 682.409, CSAC’s recovery rate for each of the past five (5) fiscal years ending September 30 for which information is available, is as follows:

Fiscal Year	Recovery Rate
2005	31.12%
2006	21.73
2007	19.85
2008	29.14
2009	28.59
     Claims Rate. Pursuant to 34 C.F.R. 682.404, CSAC’s claims rate for each of the past five (5) fiscal years ending September 30 for which information is available, is as follows:

Fiscal Year	Claims Rate
2005	2.81%
2006	3.01
2007	3.31
2008	4.16
2009	4.06